UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2007 (August 30, 2007)

ADMIRALTY HOLDING COMPANY

(Exact name of registrant as specified in charter)

Colorado	000-7501	83-0214117
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

3455 Peachtree Road,N.E.
Suite 560
Atlanta, GA 30326

(Address of principal executive offices)

(404) 995-7010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

On September 26, 2007, Admiralty Holding Company (the “Company”) filed a current report on Form 8-K disclosing that Cherry, Baekert & Holland, L.L.P. (“CBH”), its independent registered public accounting firm had resigned on August 30, 2007. By letter dated September 27, 2007, the staff of the Securities and Exchange Commission (the “Commission”) requested that we amend that report to state whether or not the report of CBH on the Company’s financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles and a description of the nature of each such adverse opinion, disclaimer of opinion, modification or qualification.  The staff of the Commission also requested that the letter from CBH as to whether they agreed with the Company’s disclosures in the Form 8-K filed on September 26, 2007 be filed as an Exhibit to the amended report.  This Current Report on Form 8-K/A is being filed in response to the staff’s comments.

Item 4.01 Changes in Registrant’s Certifying Accountants

On August 30, 2007, CBH resigned as the Company’s independent auditors. The reasons for that resignation were delineated in the Company’s Form 8-K filed with the Commission on September 26, 2007.  CBH audited the Company’s financial statements for the periods ended December 31, 2005 and 2004. The last involvement of CBH with the Company was to conduct a review of the Company’s fiscal quarter ended September 230, 2006. No attestation services were provided by CBH for the Company as of or for any period subsequent to September 30, 2006 through the date of CBH’s resignation (August 30, 2007), including the Company’s latest fiscal year ended December 31, 2006.  Neither the report of CBH for the Company’s financial statements for the fiscal years ended December 31, 2005 or December 31, 2004 contained an adverse opinion or a disclaimer of opinion, or was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts as to the ability of the Company’s ability to continue as a going concern, as more fully described in the Company’s Form 8-K filed on September 26, 2007.

During the Company’s two most recent fiscal years and the subsequent interim period up through the date of this Report, neither the Company nor anyone on its behalf consulted with any other independent auditor regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. Further, no other independent auditor has provided written or oral advice to the company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues during the period that CBH served as the Company’s independent auditors.

The Company has provided CBH with a copy of this Current Report on letter addressed to the Commission stating whether they agree with the statements made in this Current Report on Form 8-K/A, and, if not, stating the aspects with which they do not agree.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated September 26, 2007 from Cherry, Bekaert & Holland, L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADMIRALTY HOLDING COMPANY

Date: October 5, 2007	By:	/s/ Herbert C. Leeming
Herbert C. Leeming, Chief Executive Officer